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          T. ROWE PRICE
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          TAX-FREE INSURED INTERMEDIATE BOND FUND, INC.
          Supplement to Prospectus dated July 1, 1995
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          The following sentences will be added at the end of the footnotes in Table 1 under the section "Transaction and Fund Expenses" on page 2 of the prospectus.

               Effective March 1, 1996, T. Rowe Price agreed that for a period of two years ending on February 28, 1998, the Fund's expense ratio will not exceed 0.65%. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price by the Fund whenever the Fund's expense ratio is below 0.65%; however, no reimbursement will be made after February 29, 2000, or if it would result in the expense ratio exceeding 0.65%.

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          The date of this supplement is February 28, 1996.
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